Exhibit A



Portico Funds, Inc.

Calculation of Registration Fee





NUMBER OF SHARES SOLD   (A):

Class 1 Common Stock    537,144,694

Class 2 Common Stock    156,756,727

Class 3 Common Stock    945,437,732

Class 4 Common Stock    2,484,809,474

Class 5 Common Stock    187,850,265

Class 6 Common Stock    4,198,004

Class 7 Common Stock    5,201,996

Class 8 Common Stock    2,515,428

Class 9 Common Stock    2,751,367

Class 10 Common Stock   9,997,877

Class 11 Common Stock   2,465,188

Class 12 Common Stock   1,777,510

Class 13 Common Stock   8,330,615

Class 14 Common Stock   2,372,893

Class 15 Common Stock   873,809

Class 16 Common Stock   5,016

TOTAL =         4,352,488,595







AGGREGATE SALES PRICE OF PORTFOLIO SECURITIES SOLD IN RELIANCE
UPON 24F-2 (IN DOLLARS)   (B):

Class 1 Common Stock    537,144,694

Class 2 Common Stock    156,756,727

Class 3 Common Stock    945,437,732

Class 4 Common Stock    2,484,809,473

Class 5 Common Stock    187,850,265

Class 6 Common Stock    166,347,205

Class 7 Common Stock    142,932,918

Class 8 Common Stock    113,777,355

Class 9 Common Stock    83,323,099

Class 10 Common Stock   103,118,545

Class 11 Common Stock   65,662,447

Class 12 Common Stock   50,218,162

Class 13 Common Stock   84,746,781

Class 14 Common Stock   24,183,041

Class 15 Common Stock   17,724,085

Class 16 Common Stock   74,237

TOTAL SALES PRICE =     $5,164,106,766







SHARES ISSUED IN CONNECTION WITH DIVIDEND REINVESTMENT PLAN
(C):

Class 1 Common Stock    8,880,564

Class 2 Common Stock    990,238

Class 3 Common Stock    2,681,665

Class 4 Common Stock    6,595,431

Class 5 Common Stock    315,411

Class 6 Common Stock    1,400,141

Class 7 Common Stock    707,829

Class 8 Common Stock    118,095

Class 9 Common Stock    415,328

Class 10 Common Stock   890,979

Class 11 Common Stock   201,734

Class 12 Common Stock   0

Class 13 Common Stock   621,495

Class 14 Common Stock   72,341

Class 15 Common Stock   38,670

Class 16 Common Stock   0

TOTAL SHARES ISSUES FROM DIVIDENDS =    23,929,921





SALES PRICE OF SECURITIES ISSUED IN CONNECTION WITH DIVIDEND
REINVESTMENT PLAN   (D):

Class 1 Common Stock    8,880,564

Class 2 Common Stock    990,238

Class 3 Common Stock    2,681,665

Class 4 Common Stock    6,595,431

Class 5 Common Stock    315,411

Class 6 Common Stock    52,218,208

Class 7 Common Stock    19,366,495

Class 8 Common Stock    5,331,943

Class 9 Common Stock    11,606,453

Class 10 Common Stock   9,113,640

Class 11 Common Stock   5,339,314

Class 12 Common Stock   0

Class 13 Common Stock   6,299,505

Class 14 Common Stock   738,477

Class 15 Common Stock   752,860

Class 16 Common Stock   0

TOTAL PRICE OF DIVIDENDS REINVESTED =   $130,230,204





AGGREGATE REDEMPTION PRICE OF PORTFOLIO SECURITIES REDEEMED
DURING FISCAL YEAR   (E):

Class 1 Common Stock    494,250,223

Class 2 Common Stock    162,502,743

Class 3 Common Stock    912,853,275

Class 4 Common Stock    2,457,920,071

Class 5 Common Stock    199,390,883

Class 6 Common Stock    153,470,016

Class 7 Common Stock    58,472,331

Class 8 Common Stock    63,944,766

Class 9 Common Stock    47,816,325

Class 10 Common Stock   47,576,380

Class 11 Common Stock   50,313,472

Class 12 Common Stock   50,897,489

Class 13 Common Stock   40,205,861

Class 14 Common Stock   12,833,322

Class 15 Common Stock   6,306,352

Class 16 Common Stock   556,597

TOTAL PRICE OF SECURITIES REDEEMED =    $4,759,310,106





AGGREGATE SALES PRICE OF PORTFOLIO SECURITIES ON WHICH FEE WILL
BE BASED   [(B)+(D)-(E)]:

Class 1 Common Stock    51,775,035

Class 2 Common Stock    (4,755,778)

Class 3 Common Stock    35,266,122

Class 4 Common Stock    33,484,833

Class 5 Common Stock    (11,225,207)

Class 6 Common Stock    65,095,397

Class 7 Common Stock    103,827,082

Class 8 Common Stock    55,164,532

Class 9 Common Stock    47,113,227

Class 10 Common Stock   64,655,805

Class 11 Common Stock   20,688,289

Class 12 Common Stock   (679,327)

Class 13 Common Stock   50,840,425

Class 14 Common Stock   12,088,196

Class 15 Common Stock   12,170,593

Class 16 Common Stock   (482,360)

AGGREGATE SALES PRICE FOR FEE =         $535,026,864